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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) March 14, 2019


               First Trust/Aberdeen Global Opportunity Income Fund
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                    811-21636                 73-6357662
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                       60187
(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01    Regulation FD Disclosure.


First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is filing herewith a press release issued on March 14, 2019, as Exhibit 99.1. The press release was issued by First Trust Advisors L.P. to report that Aberdeen Asset Management Inc., the Fund's investment sub-advisor, will release an update on the market and the Fund on March 18, 2019. Details regarding the access to the update are contained in the press release included herein.



Item 9.01    Financial Statements and Exhibits.


     (d)   Exhibits

        Exhibit
        Number        Description

           99.1       Press release of First Trust Advisors L.P. dated
                      March 14, 2019.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2019                 FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY
                                      INCOME FUND

                                      By:    /s/ W. Scott Jardine
                                             --------------------------------
                                      Name:   W. Scott Jardine
                                      Title:  Secretary





                                  EXHIBIT INDEX

        Exhibit
        Number        Description

           99.1       Press release of First Trust Advisors L.P. dated
                      March 14, 2019.